Filed under Rules 497(e) and 497(k)

Registration No. 33-52742

SunAmerica Series Trust

SA JPMorgan MFS Core Bond Portfolio

(the “Portfolio”)

Supplement dated November 18, 2019

to the Portfolio’s Summary Prospectus and Prospectus dated

May 1, 2019, as supplemented and amended to date

Effective immediately, in the section of the Summary Prospectus entitled “Investment Adviser” and in the section of the Prospectus entitled “Portfolio Summary: SA JPMorgan MFS Core Bond Portfolio – Investment Adviser,” in the table under the heading “Portfolio Managers,” the portion sub-titled JPMorgan is deleted in its entirety and replaced with the following:

Name and Title	Portfolio Manager of the Portfolio Since

Richard Figuly Managing Director and Lead Portfolio Manager	2016
Barbara Miller[1] Managing Director and Portfolio Manager	2015
Justin Rucker Executive Director and Portfolio Manager	2019

1 Until March 31, 2020.

In the section of the Prospectus entitled “Management,” under the heading “Information about the Subadvisers,” the sixth paragraph under “J.P. Morgan Investment Management Inc. (JPMorgan)” is deleted in its entirety and replaced with the following:

The portion of the SA JPMorgan MFS Core Bond Portfolio subadvised by JPMorgan is managed by Richard Figuly, Barbara Miller and Justin Rucker. Mr. Figuly, Managing Director, is the lead portfolio manager responsible for the day-to-day management of a portion of the Portfolio. An employee of JPMorgan or its predecessor firms since 1993, Mr. Figuly is a member of JPMorgan’s Global Fixed Income, Currency & Commodities (“GFICC”) group and head of GFICC’s Core Bond team with responsibility for managing certain JPMorgan funds and institutional taxable bond portfolios. Ms. Miller, Managing Director, serves as a portfolio manager of a portion of the Portfolio until March 31, 2020. An employee of JPMorgan or predecessor firms since 1994, Ms. Miller currently is the Global Chief Investment Officer of Customized Bond Portfolios for JPMorgan. Prior to September 2019, Ms. Miller was the lead portfolio manager of a portion of the Portfolio and the head of the U.S. Value Driven Platform within GFICC. Mr. Rucker, Executive Director, an employee of JPMorgan since 2006, is a member of the GFICC group and a portfolio manager responsible for managing Long Duration and Core Bond institutional taxable bond portfolios.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SCSP-86703T-JCB1.1 (11/19)